united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2015

Giralda Fund

Manager Shares – GDAMX

Giralda Risk-Managed Growth Fund

Class I Shares – GRGIX

1-855-GIRALDA
www.GiraldaFunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Giralda Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC Member FINRA

June 30, 2015

Dear Shareholders,

This report covers the performance of The Giralda Fund and Giralda Risk-Managed Growth Fund (collectively, the “Funds”) for the year ended June 30, 2015. We also provide our management discussion and investment outlook.

Performance Review

Net total returns1 for the Funds are shown in the charts below and the table on the following page. To provide context, total returns are also shown for the peer group category (Long/Short Equity) assigned to the Funds by Morningstar. In addition, the table shows total returns, gross of fees and expenses, for the S&P 500 Stock Index and the Dow Jones Industrial Average.

Total Returns - Annualized† through 6/30/2015 (unaudited)

Total Returns - by Calendar Year (unaudited)

[1]	Total returns include the reinvestment of dividends.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

	Total Returns (unaudited)
	Annualized† through 6/30/2015							By Calendar Year
						Since	Since
	3-month	6-month	1-year	2-year	3-year	5/28/14*	7/19/11**	2014	2013	2012
The Giralda Fund (GDAMX)	0.4%	1.7%	5.2%	13.5%	13.3%	7.8%	8.4%	9.2%	28.6%	9.0%
Giralda Risk-Managed Growth Fund (GRGIX)	0.2%	1.0%	3.9%			6.3%
Morningstar Long/Short Equity Category	-0.5%	0.6%	0.4%	5.8%	7.2%	1.8%	4.2%	2.9%	14.6%	5.2%
S&P 500 INDEX	0.3%	1.2%	7.4%	15.7%	17.3%	9.5%	14.3%	13.7%	32.4%	16.0%
DJIA INDEX	-0.3%	0.0%	7.2%	11.3%	13.8%	7.9%	11.7%	10.0%	29.7%	10.2%

Source: Bloomberg and Morningstar.com	† Returns for periods less than 12 months are not annualized
Returns for the Giralda Funds and Morningstar category are net of fees and expenses	* Inception date - GRGIX
Returns for indexes are gross of fees and expenses	** Inception date - GDAMX

The performance quoted in the table represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investors cannot invest directly in an index or benchmark. For performance information current to the most recent month-end, please call toll-free 1-855-GIRALDA. Additional information can be found on our website, www.GiraldaFunds.com.

Dividend Payments

During the last fiscal year, the Funds paid dividends of $0.0556 per GDAMX share and $0.0235 per GRGIX share on December 26, 2014, and $0.1802 per GDAMX share and $0.0472 per GRGIX share on June 29, 2015.

Management Discussion

Perspective on Performance

In light of the performance comparisons in the charts and table above, we are pleased to report that the Funds continue to deliver risk-managed exposure to the U.S. large-cap equity market in what we perceive to be a very competitive and cost-effective manner.

To review, the Funds share the same objective, strategies, and management; they differ only in the level of management fees and expenses (see Notes and Disclosures section for details), and it is this difference that drives the performance differential between the two Funds. Each of the Funds contain two proprietary risk management elements: (i) a sector rotation strategy designed to offer risk management against sustained equity market downturns; and (ii) a suite of “tail risk hedges” designed to provide risk management against sudden and severe market crashes. In markets that feature neither of these adverse events, such as the market that has prevailed over the last fiscal year, the aim of the sector rotation strategy is to closely track the S&P 500 Index and the aim of the tail risk hedges is to have minimal carrying cost. Both elements of our strategy are performing very well against those objectives.

Specifically and most recently, and not apparent from the table above, for the vast majority of trading days since the start of the last quarter, both Funds actually outperformed both the S&P 500 Stock Index and the Dow Jones Industrial Average, as well as the relevant Morningstar category, on a cumulative basis after all fees, expenses, and risk-management costs. A risk-managed strategy accomplishing this, over a period during which risk management was (in retrospect) not needed, is notable.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

Tail Risk Hedging Update

While our strategy is performing as desired, we continually research ever more effective, reliable, and cost-efficient ways to offer downside risk management (see our semi-annual report as of December 31, 2014 for a detailed discussion of our suite of tail risk hedges). As we have previously noted, we expect to implement enhancements over time if/when indicated by our analyses and testing. In early 2015, we initiated a formal RFP (request for proposal) process to investigate further enhancements to our tail risk hedge suite and invited a number of selected investment banks, advisors, and risk consulting firms to participate. Virtually all of them chose to do so, and we received nine independent proposals by our March 31 deadline.

The result of our RFP process was, frankly, disappointing on the one hand but gratifying on the other; the potential improvements we uncovered were only modestly incremental to our existing suite, and we will be implementing those as appropriate. More importantly, by formally articulating our needs and diligently analyzing the varied responses, we were able to organize the current best thinking in this area in a conceptual framework that proved very useful to us. The dimensions of our framework are as follows:

●	Source of appreciation to offset equity declines (realized volatility; implied volatility; cross-asset-class correlations; other)

●	Delivery vehicle for implied volatility (options; futures)

●	Timeliness of hedge (always-on; just-in-time)

●	Triggering mechanism for just-in-time hedges (tactical; signaled)

●	Basis of signal

●	Counterparty

Each individual tail risk hedge has its own vulnerability, an “Achilles heel” of some sort. That vulnerability can be considered the price to be paid for cost-effectiveness. The key to managing the risk that these vulnerabilities present is to attempt to diversify them away. The most effective way we have found to accomplish this diversification is to have our suite of hedges contain a representative from as many “cells” of our conceptual framework as practical. That is why we found the development of this framework so useful.

A more complete summary of our findings from the RFP process will be included in our September Investment Research column for the Journal of Financial Planning.

We believe the framework itself should not be static, but dynamic, as the market for tail risk hedges evolves. We do not expect our search for better, cheaper, more effective hedges to ever truly end, and we acknowledge that it is time- and labor-intensive. However, we believe it is critically important, as “risk assets” such as equities are an essential component of virtually every portfolio, and their downside risk will be ever present.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

Need for Vigilance

A reminder about the need for constant risk-management vigilance was delivered in the last few days of June, as Greece defaulted on its obligations to its international creditors. While Greece represents a miniscule portion of the world’s economy, the reaction of the global equity markets, including those in the U.S., was indiscriminate, swift, and considerable. In some observers’ opinions, the robust rise in domestic equities, now in its seventh year, cannot be sustained much longer without a correction of -10% or worse, and we are simply awaiting a catalyst. The trigger may indeed be Greece. Or China. Or central banking maneuvers, terrorist activity, a pandemic, or something else entirely. The truth is, we typically do not see the cause except in hindsight. It is for this reason that the risk-management devices we have embedded in the Funds are designed to be ever vigilant and indifferent as to cause, focused instead on the symptom that matters — the ultimate impact on equities.

Investment Outlook

Policy divergence among the world’s central bankers continues to be one of the central themes, with Europe, China, and Japan moving to greater monetary accommodation, while the U.S. and the U.K. have already halted their quantitative easing programs. The Federal Reserve is also making it increasingly clear that it is getting close to finally raising short-term interest rates. The timing has not been set, but when it happens, investors should expect increased market volatility around the event(s). A tightening move (a sign of strength of the economy) would likely affect both stocks and bonds; but stocks, we believe, are better prepared to accommodate such moves than are bonds or any investment that pays a fixed income. Hence, the general idea of bonds having less risk than stocks — and the reliance on them to generate income, keep up with inflation, and fund one’s retirement — is no longer supportable.

For some months now, U.S. Dollar strength posed a drag to corporate earnings of businesses that derive a significant portion of their revenues internationally, and the condition may prevail for these businesses as we move forward. We also experienced a collapse in oil prices in the first half of the Funds’ fiscal year. If oil remains near current price levels, the obvious winners would be those in which the commodity is an expense on their balance sheets, while the losers would be most oil-related enterprises, i.e., companies that largely constitute the Energy sector. In accordance with our Sector Dynamics algorithms, we are entering July exposed to all industry sectors except Energy.

Equity valuations are higher today than they were this time last year; however, relative to bonds, equities still provide a better risk-reward profile in our view. Although the current growth pace appears lackluster, we believe the U.S. economy is headed in the right direction. We are seeing stronger upticks in housing and wages, and improving prospects in the labor markets. The latest rounds of economic updates have been a breath of fresh air against a backdrop of already known headwinds (currency strength, potential interest rate hikes, oil price volatility, Greece, etc.) which the markets have now largely discounted. As such, we are optimistic about the potential for muted gains for U.S. stocks, albeit within the context of increased market volatility, in the months ahead.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

Concluding Observations

During the Funds’ existence to date, we have seen neither extended bear markets nor catastrophic crashes, against which the Funds explicitly seek to provide protection. As we have said since inception, the true worth of this protection can be evaluated only over complete market cycles.

Because we have been able to provide risk management in what we consider a very cost-effective manner with minimal performance drag during periods when, in retrospect, protection was not needed, we believe that the Funds continue to represent a prudent long-term holding within a diversified portfolio. In this regard, users have positioned the Funds in various ways within their portfolios:

●	As a core equity holding — We believe that most investors, no matter how conservative or aggressive, need equities in their portfolio to meet their long-term financial objectives. However, the volatility and, specifically, the downside risk of equities scare many investors and cause them to hold insufficient amounts of equities in their portfolios. The Funds represent an approach to equity investing that offers protection potential against downside risk, helping investors meet their long-term financial goals by holding the amount of equities that their financial plans indicate they should, while allowing them to sleep at night.

●	As a liquid alternative — The Funds’ objective — seeking long-term capital appreciation while attempting to protect against major declines by using its risk management strategies — offers what we believe is a much more potent risk/return profile than a typical liquid alternative, and at substantially lower fees than a typical hedge fund.

●	As a substitute for an aggressive allocation fund — We believe that the Funds provide risk management more directly and efficiently than a fund that does so implicitly (and arguably less reliably) through an allocation to non-equity asset classes. Making this consideration particularly timely is the generally unattractive long-term total return prospects for traditional fixed income investments — the predominant non-equity asset class in most allocation funds — during periods of rising interest rates.

Regardless of the actual positioning of the Funds within the portfolio, we believe a meaningful allocation to the Funds will materially enhance the risk-return profile of the overall portfolio.

Thank you for your confidence and support. It is a privilege to serve you.

Sincerely,

Jerry Miccolis, CFA®, CFP®, FCAS, MAAA, CERA	Gladys Chow, CIMA®
Chief Investment Officer	Portfolio Manager

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

Notes and Disclosures:

This overview and any other communication received in connection with the Funds should not be construed as legal, accounting, tax, investment, or other advice. There is no assurance the Funds will achieve or maintain their investment objectives or pay dividends.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds. This and other important information about the Funds is contained in the prospectuses, which can be obtained at www.GiraldaFunds.com or by calling 855-447-2532 (855-GIRALDA). The prospectuses should be read carefully before investing. The Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Giralda Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

Mutual funds involve risk including the possible loss of principal. ETFs and mutual funds are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk and sector risk, to name a few. Investments in lesser-known, small, and medium capitalization companies may be more vulnerable than larger, more established organizations. As a non-diversified fund, the Funds may be more vulnerable to any single economic, business, political or regulatory occurrence than a diversified investment company fund. Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The net expense ratio of The Giralda Fund, exclusive of “acquired fund fees and expenses” (e.g., the expenses within the ETFs held by the Funds), is 0.69%. The Funds’ investment adviser has contractually agreed to waive one-half of its 1.00% advisory fee within The Giralda Fund, at least until October 31, 2015. Without this waiver, The Giralda Fund’s total annual operating expenses would be 1.19% exclusive of “acquired fund fees and expenses.” The Funds’ investment adviser has contractually agreed to reduce its fees and/or absorb expenses of Giralda Risk-Managed Growth Fund, at least until October 31, 2015, to ensure that the net annual fund operating expenses exclusive of “acquired fund fees and expenses” will not exceed 1.30% attributable to the Class I shares, subject to possible recoupment from the Fund in future years. Without these waivers, the Giralda Risk-Managed Growth Fund’s total annual operating expenses exclusive of “acquired fund fees and expenses” would be 2.27% attributable to Class I shares. The gross expense ratio, inclusive of acquired fund fees and expenses and before any fee waivers, for The Giralda Fund is 1.40%, and for the Giralda Risk-Managed Growth Fund is 2.48% for Class I shares. The expense ratios cited above are per the October 28, 2014 prospectuses for the respective Funds.

Morningstar is an independent provider of financial information.

The Standard and Poor’s (S&P) 500 Stock Index is a market capitalization-weighted index of 500 stocks of the top companies in leading industries of the U.S. economy. The index, widely regarded as the best single gauge of large-cap U.S. equities, is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these selected 500 stocks representing all major industries.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

The Dow Jones Industrial Average (DJIA) is a price-weighted measure of 30 U.S. blue-chip stocks of companies that are generally the leaders in their industry within the U.S. economy. It has been a widely followed indicator of the stock since October 1, 1928.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

Realized volatility, sometimes referred to as the historical volatility, measures the magnitude of daily price movements of a financial instrument. The implied volatility refers to the market’s assessment of future volatility of the financial instrument. Realized volatility is often compared to implied volatility to determine if a security is over-valued or under-valued.

Giralda Advisors is an SEC-registered investment adviser with its principal place of business in the State of New Jersey. Registration of an investment adviser does not imply any level of skill or training. Giralda and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Giralda maintains clients. Giralda may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Giralda with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Giralda, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

4434-NLD-7/9/2015

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

The Giralda Fund
PORTFOLIO REVIEW (Unaudited)

PERFORMANCE OF A $10,000 INVESTMENT
Since Inception through June 30, 2015*

Annualized Total Returns
	One Year	Since Inception*
The Giralda Fund:
Manager Class	5.24%	8.36%
S&P 500	7.42%	14.26%

*	The Fund commenced operations on July 19, 2011.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, before waiver, including underlying funds, is 1.40% for the Manager Class as per the October 28, 2014 Prospectus. Manager class shares are subject to a redemption fee of up to 1.00% if redeemed within 60 days of purchase. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-GIRALDA.

PORTFOLIO COMPOSITION* (Unaudited)

Exchange-Traded Funds	99.2%
Short-Term Investments	0.8%
100.0%

*    Based on Portfolio Value as of June 30, 2015.

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s Holdings.

Giralda Risk-Managed Growth Fund
PORTFOLIO REVIEW (Unaudited)

PERFORMANCE OF A $10,000 INVESTMENT
Since Inception through June 30, 2015*

Annualized Total Returns
	One Year	Since Inception*
Giralda Risk-Managed Growth Fund:
Class I	3.89%	6.32%
S&P 500	7.42%	9.54%

*	The Fund commenced operations on May 28, 2014.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, before waiver, including underlying funds, is 2.48% for Class I as per the October 28, 2014 Prospectus. Class I shares are subject to a redemption fee of up to 1.00% if redeemed within 60 days of purchase. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-GIRALDA.

PORTFOLIO COMPOSITION* (Unaudited)

Exchange-Traded Funds	99.7%
Short-Term Investments	0.3%
100.0%

*    Based on Portfolio Value as of June 30, 2015.

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s Holdings.

The Giralda Fund
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 99.0%
	EQUITY FUNDS - 99.0%
369,200	Consumer Discretionary Select Sector SPDR Fund	$28,236,416
544,200	Consumer Staples Select Sector SPDR Fund	25,903,920
1,537,300	Financial Select Sector SPDR Fund	37,479,374
378,300	Health Care Select Sector SPDR Fund	28,141,737
476,800	Industrial Select Sector SPDR Fund	25,775,808
364,400	iShares US Technology ETF	38,141,748
198,200	iShares US Telecommunications ETF	5,803,296
241,100	Materials Select Sector SPDR Fund	11,666,829
171,300	Utilities Select Sector SPDR Fund	7,102,098
	TOTAL EXCHANGE TRADED FUNDS (Cost - $145,315,853)	208,251,226

	SHORT-TERM INVESTMENTS - 0.8%
	MONEY MARKET FUND - 0.8%
1,710,431	Short-Term Investments Trust -STIC Prime Portfolio - Private Class - 0.07% +	1,710,431
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,710,431)

	TOTAL INVESTMENTS (Cost - $147,026,284) (a) - 99.8%	$209,961,657
	CASH AND OTHER ASSETS LESS LIABILITIES - 0.2%	348,526
	NET ASSETS - 100.0%	$210,310,183

+	Money Market Fund; Interest rate reflects seven-day effective yield on June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $148,298,371. and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$63,077,143
Unrealized Depreciation:	(1,413,857)
Net Unrealized Appreciation:	$61,663,286

		Notional	Termination	Unrealized
TOTAL RETURN SWAP CONTRACTS:	Counterparty	Amount	Date	Appreciation

Index swap on Barclays ASTRO US Variable Excess Return - to receive Total Return vs. Fee (0.00% (Days/365))**	Barclays	$28,000,000	5/31/2016	$97,943
Index swap on Deutsche Bank ProVol Balanced Index - to receive Total Return vs. Fee (1.00% (Days/365))	Deutsche Bank	28,000,000	5/23/2016	—
Index swap on SGI Vol Select 2 Index - to receive Total Return vs. Fee (0.65% spread (Days/360))	Societe Generale	28,000,000	7/6/2015	—

Net unrealized appreciation on swap contracts:				$97,943

**	1.5% spread is included in the fair value of the Swap

The accompanying notes are an integral part of these financial statements.

Giralda Risk-Managed Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 2015

Shares		Value
	EXCHANGE TRADED FUNDS - 98.5%
	EQUITY FUNDS - 98.5%
36,900	Consumer Discretionary Select Sector SPDR Fund	$2,822,112
54,050	Consumer Staples Select Sector SPDR Fund	2,572,780
154,350	Financial Select Sector SPDR Fund	3,763,053
37,950	Health Care Select Sector SPDR Fund	2,823,101
47,750	Industrial Select Sector SPDR Fund	2,581,365
37,100	iShares US Technology ETF	3,883,257
19,900	iShares US Telecommunications ETF	582,672
24,350	Materials Select Sector SPDR Fund	1,178,296
16,900	Utilities Select Sector SPDR Fund	700,674
	TOTAL EXCHANGE TRADED FUNDS (Cost - $19,836,040)	20,907,310

	SHORT-TERM INVESTMENTS - 0.3%
	MONEY MARKET FUND - 0.3%
62,677	Short-Term Investments Trust -STIC Prime Portfolio - Private Class - 0.07% +	62,677
	TOTAL SHORT-TERM INVESTMENTS (Cost - $62,677)

	TOTAL INVESTMENTS (Cost - $19,898,717) (a) - 98.8%	$20,969,987
	CASH AND OTHER ASSETS LESS LIABILITIES - 1.2%	245,999
	NET ASSETS - 100.0%	$21,215,986

+	Money Market Fund; Interest rate reflects seven-day effective yield on June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,917,054. and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,163,188
Unrealized Depreciation:	(110,255)
Net Unrealized Appreciation:	$1,052,933

		Notional	Termination	Unrealized
TOTAL RETURN SWAP CONTRACTS:	Counterparty	Amount	Date	Appreciation
Index swap on Barclays ASTRO US Variable Excess Return Index - to receive Total Return vs. Fee (0.00% (Days/365))**	Barclays	$2,500,000	5/31/2016	$8,745
Index swap on Deutsche Bank ProVol Balanced Index - to receive Total Return vs. Fee (1.00% (Days/365))	Deutsche Bank	2,500,000	5/23/2016	—
Index swap on SGI Vol Select 2 Index - to receive Total Return vs. Fee (0.65% spread (Days/360))	Societe Generale	2,000,000	7/6/2015	—

Net unrealized appreciation on swap contracts:				$8,745

**	1.5% spread is included in the fair value of the Swap

The accompanying notes are an integral part of these financial statements.

Giralda Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2015

		Giralda Risk-Managed
	The Giralda Fund	Growth Fund
Assets:
Investments in Securities at Cost	$147,026,284	$19,898,717
Investments in Securities at Value	$209,961,657	$20,969,987
Cash	909	—
Cash held as Collateral for Swaps	370,393	—
Receivable for Securities Sold	—	175,341
Receivable for Fund Shares Sold	—	64,046
Receivable for Securities - Swaps	484,548	33,995
Unrealized Appreciation on Swap Contracts	97,943	8,745
Prepaid Expenses and Other Assets	28,743	23,872
Total Assets	210,944,193	21,275,986

Liabilities:
Accrued Advisory Fees	94,647	11,693
Payable for Securities - Swaps	46,006	3,286
Payable for Fund Shares Redeemed	39,311	—
Due to Counterparty	370,393	—
Accrued Interest Payable - Swaps	31,190	2,776
Payable for Securities Purchased	—	20,919
Accrued Expenses and Other Liabilities	52,463	21,326
Total Liabilities	634,010	60,000

Net Assets	$210,310,183	$21,215,986

Composition of Net Assets:
At June 30, 2015, Net Assets consisted of:
Paid-in-Capital	$133,434,565	$20,531,258
Accumulated Net Investment Loss	(97,943)	(8,745)
Accumulated Net Realized Gain (Loss) From Investments and Swap Contracts	13,940,245	(386,542)
Net Unrealized Appreciation on Investments and Swap Contracts	63,033,316	1,080,015
Net Assets	$210,310,183	$21,215,986

Net Asset Value Per Share
Manager Shares:
Net Assets	$210,310,183	$—
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	15,748,973	—
Net Asset Value, Offering Price and Redemption Price per Share ($210,310,183/15,748,973 shares outstanding) (a)	$13.35	$—

Class I Shares:
Net Assets	$—	$21,215,986
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	—	1,998,020
Net Asset Value, Offering Price and Redemption Price per Share ($21,215,986/1,998,020 shares outstanding) (a)	$—	$10.62

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

Giralda Funds
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2015

		Giralda Risk-Managed
	The Giralda Fund	Growth Fund
Investment Income:
Dividend Income	$4,281,451	$333,522
Interest Income	1,379	286
Total Investment Income	4,282,830	333,808

Expenses:
Investment Advisory Fees	2,415,684	170,969
Administration Fees	198,058	14,538
Fund Accounting Fees	56,479	—
Custody Fees	38,467	4,054
Registration and Filing Fees	35,267	24,046
Legal Fees	27,660	15,973
Chief Compliance Officer Fees	25,130	713
Transfer Agent Fees	23,729	3,285
Audit Fees	17,000	16,500
Printing Expense	16,002	9,069
Trustees’ Fees	12,001	12,001
Insurance Expense	9,519	193
Non 12b-1 Shareholder Fees	2,892	2,732
Miscellaneous Expenses	1,504	9,983
Total Expenses	2,879,392	284,056
Less: Investment Advisory Fees Waived	(2,048,388)	—
Less: Expenses Reimbursed by Adviser	—	(61,449)
Net Expenses	831,004	222,607
Net Investment Income	3,451,826	111,201

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	19,073,995	(355,703)
Swap Contracts	(1,545,856)	(95,296)
	17,528,139	(450,999)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(8,646,445)	854,665
Swap Contracts	205,041	4,489
	(8,441,404)	859,154

Net Realized and Unrealized Gain on Investments	9,086,735	408,155

Net Increase in Net Assets Resulting From Operations	$12,538,561	$519,356

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	June 30, 2015	June 30, 2014
Operations:
Net Investment Income	$3,451,826	$3,902,617
Net Realized Gain on Investments and Swaps	17,528,139	7,826,475
Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	(8,441,404)	40,194,965
Net Increase in Net Assets Resulting From Operations	12,538,561	51,924,057

Distributions to Shareholders From:
Net Investment Income:
Manager Class ($0.18 and $0.00 per share, respectively)	(2,802,640)	—
Capital Gains:
Manager Class ($0.06 and $0.00 per share, respectively)	(1,060,734)	—
Total Distributions to Shareholders	(3,863,374)	—

Capital Share Transactions:
Manager Class
Proceeds from Shares Issued	2,663,554	17,487,596
Distributions Reinvested	3,863,374	—
Cost of Shares Redeemed	(65,445,893)	(38,624,170)
Redemption Fees	113	1,139
	(58,918,852)	(21,135,435)

Class I
Proceeds from Shares Issued	—	4,119,920
Distributions Reinvested	—	—
Cost of Shares Redeemed	—	(15,178,708)
Redemption Fees	—	46
	—	(11,058,742)

Net Decrease from Capital Share Transactions	(58,918,852)	(32,194,177)

Total Net Increase (Decrease) in Net Assets	(50,243,665)	19,729,880

Net Assets:
Beginning of Year	260,553,848	240,823,968
End of Year (including accumulated net investment loss of $(97,943) and $(730,013), respectively)	$210,310,183	$260,553,848

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the year	For the year
	ended	ended
	June 30, 2015	June 30, 2014

SHARE ACTIVITY
Manager Class
Shares Sold	203,177	1,485,335
Shares Reinvested	289,140	—
Shares Redeemed	(4,929,679)	(3,275,380)
Net decrease in shares of beneficial interest outstanding	(4,437,362)	(1,790,045)

Class I
Shares Sold	—	351,678
Shares Reinvested	—	—
Shares Redeemed	—	(1,249,839)
Net decrease in shares of beneficial interest outstanding	—	(898,161)

The accompanying notes are an integral part of these financial statements.

Giralda Risk-Managed Growth Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the year	For the period
	ended	ended
	June 30, 2015	June 30, 2014 *
Operations:
Net Investment Income	$111,201	$28,791
Net Realized Gain (Loss) on Investments and Swaps	(450,999)	5,644
Net Change in Unrealized Appreciation on Investments and Swaps	859,154	220,861
Net Increase in Net Assets Resulting From Operations	519,356	255,296

Distributions to Shareholders From:
Net Investment Income:
Class I Shares ($0.05 and $0.00 per share, respectively)	(89,924)	—
Return of Capital:
Class I Shares ($0.02 and $0.00 per share, respectively)	(44,867)	—
Total Distributions to Shareholders	(134,791)	—

Capital Share Transactions:
Class I
Proceeds from Shares Issued	15,618,940	9,048,151
Distributions Reinvested	134,652	—
Cost of Shares Redeemed	(4,225,121)	(967)
Redemption Fees	470	—
	11,528,941	9,047,184

Net Increase from Capital Share Transactions	11,528,941	9,047,184

Total Net Increase in Net Assets	11,913,506	9,302,480

Net Assets:
Beginning of Period	9,302,480	—
End of Period (including accumulated net investment income (loss) of $(8,745) and $34,435, respectively)	$21,215,986	$9,302,480

SHARE ACTIVITY
Class I
Shares Sold	1,479,339	904,060
Shares Reinvested	12,672	—
Shares Redeemed	(397,956)	(95)
Net increase in shares of beneficial interest outstanding	1,094,055	903,965

*	The Giralda Risk-Managed Growth Fund commenced operations on May 28, 2014.

The accompanying notes are an integral part of these financial statements.

The Giralda Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Manager Class
	For the year	For the year	For the year		For the period
	ended	ended	ended		ended
	June 30, 2015	June 30, 2014	June 30, 2013		June 30, 2012 (1)

Net Asset Value, Beginning of Period	$12.91	$10.54	$9.35		$10.00
From Operations:
Net investment income (a)	0.19	0.19	0.18		0.11
Net gain (loss) from investments (both realized and unrealized)	0.49	2.18	1.01		(0.67)
Total from operations	0.68	2.37	1.19		(0.56)

Distributions to shareholders from
net investment income	(0.18)	—	(0.00	) (g)	(0.09)
net realized gains	(0.06)	—	—		—
Total distributions	(0.24)	—	(0.00)		(0.09)

Paid in capital from redemption fees	0.00 (g)	0.00 (g)	0.00	(g)	0.00	(g)

Net Asset Value, End of Period	$13.35	$12.91	$10.54		$9.35

Total Return (b)	5.24%	22.49%	12.77%		(5.53	)% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$210,310	$260,554	$231,546		$210,684
Ratio of expenses to average net assets, before waiver (e)	1.19%	1.19%	1.18%		1.25	% (c)
net of waiver (e)	0.34%	0.19%	0.18%		0.25	% (c)
Ratio of net investment income to average net assets (e) (f)	1.43%	1.57%	1.85%		1.24	% (c)
Portfolio turnover rate	25%	28%	155%		571	% (d)

(1)	The Giralda Fund commenced operations on July 19, 2011.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Giralda Risk-Managed Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Class I
	For the year	For the period
	ended	ended
	June 30, 2015	June 30, 2014 (1)

Net Asset Value, Beginning of Period	$10.29	$10.00
From Operations:
Net investment income (a)	0.07	0.03
Net gain from investments (both realized and unrealized)	0.33	0.26
Total from operations	0.40	0.29

Distributions to shareholders from
net investment income	(0.05)	—
return of capital	(0.02)	—
Total distributions	(0.07)	—

Paid in capital from redemption fees	0.00 (g)	—

Net Asset Value, End of Period	$10.62	$10.29

Total Return (b)	3.89%	2.90	% (d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$21,216	$9,302
Ratio of expenses to average net assets, before waiver (e)	1.66%	2.27	% (c)
net of waiver (e)	1.30%	1.30	% (c)
Ratio of net investment income to average net assets (e) (f)	0.65%	3.64	% (c)
Portfolio turnover rate	69%	0	% (d)

(1)	The Giralda Risk-Managed Growth Fund commenced operations on May 28, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

1.	ORGANIZATION

The Giralda Fund (the “Giralda Fund”) and Giralda Risk-Managed Growth Fund (the “Risk-Managed Growth Fund”) are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Giralda Fund offers one class of shares designated as Manager Class. The Risk-Managed Growth Fund offers Class A and I share classes. Class A did not commence operations during the year ended June 30, 2015. The primary investment objective of both Funds is capital appreciation. The Giralda Fund commenced operations on July 19, 2011 and the Risk-Managed Growth Fund commenced operations on May 28, 2014. The Giralda Fund and the Risk-Managed Growth Fund are collectively referred to herein as the “Funds”. As of March 14, 2015, the Giralda Fund was closed to new investors.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Total Return Swaps are valued based on a price received from the underlying financial institution where the swap is being held. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

(iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the boards of directors of the Underlying Funds.

Open-end investments companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Funds’ assets and other financial instruments measured at fair value:

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Giralda Fund

Assets	Level 1	Level 2		Level 3	Total
Exchange-Traded Funds	$208,251,226	$—		$—	$208,251,226
Short-Term Investments	1,710,431	—		—	1,710,431
Total	$209,961,657	$—		$—	$209,961,657
Derivatives
Open Swap Contracts	$—	$97,943	*	$—	$97,943

Risk-Managed Growth Fund

Assets	Level 1	Level 2		Level 3	Total
Exchange-Traded Funds	$20,907,310	$—		$—	$20,907,310
Short-Term Investments	62,677	—		—	62,677
Total	$20,969,987	$—		$—	$20,969,987
Derivatives
Open Swap Contracts	$—	$8,745	*	$—	$8,745

The Funds did not hold any Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the period.

*	The amounts shown for swaps is unrealized appreciation.

It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

See Portfolios of Investments for Industry Classification.

Exchange Traded Funds - The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. For the year ended June 30, 2015, the net change in unrealized appreciation (depreciation) on the swap contracts subject to equity price risk for the Giralda Fund and Risk-Managed Growth Fund was $205,041 and $4,489, respectively, which can be found on the Statements of Operations. For the year ended June 30, 2015, no swaps were subject to other risk classifications.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Funds maintain a cash balance as collateral to secure their obligations under the swaps. The amounts posted as collateral for each broker were as follows, Societe Generale posted $370,393 to the Giralda Fund in cash, for Deutche Bank and Barclays, no cash collateral was required at June 30, 2015. For the Risk- Managed Growth Fund, Societe Generale, Deutche Bank and Barclays, no cash collateral was required at June 30, 2015. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

over the contract’s remaining life, to the extent that that amount is positive. For the year ended June 30, 2015, the Giralda Fund and Risk-Managed Growth Fund had net realized loss of $(1,545,856) and $(95,296) respectively, resulting from swap activity, which can be found on the Statements of Operations.

The derivative instruments outstanding as of June 30, 2015 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Offsetting of Financial Assets and Derivative Assets –

The Funds’ policy is to recognize a gross asset or liability equal to the gross appreciation (depreciation) of the derivative. During the year ended June 30, 2015, the Funds were subject to master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2015:

Giralda Fund

Assets:	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts
	Presented in the
	Statement of		Financial	Cash Collateral
Description	Assets & Liabilities		Instruments	(Pledged)/Received	Net Amount
Barclays	$97,943		$—	$—	$97,943
Deutsche Bank	—		—	—	—
Societe Generale	484,548	*	—	(370,393)	114,155
	$582,491		$—	$(370,393)	$212,098

Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts
	Presented in the
	Statement of		Financial	Cash Collateral
Description	Assets & Liabilities		Instruments	(Pledged)/Received	Net Amount
Barclays	$—		$—	$—	$—
Deutsche Bank	—		—	—	—
Societe Generale	46,006	*	—	—	46,006
	$46,006		$—	$—	$46,006

Risk-Managed Growth Fund

Assets:	Gross Amounts Not Offset in the Statement of Assets & Liabilities

	Gross Amounts
	Presented in the
	Statement of		Financial	Cash Collateral
Description	Assets & Liabilities		Instruments	(Pledged)/Received	Net Amount
Barclays	$8,745		$—	$—	$8,745
Deutsche Bank	—		—	—	—
Societe Generale	33,995	*	—	—	33,995
	$42,740		$—	$—	$42,740

Liabilities	Gross Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts
	Presented in the
	Statement of		Financial	Cash Collateral
Description	Assets & Liabilities		Instruments	(Pledged)/Received	Net Amount
Barclays	$—		$—	$—	$—
Deutsche Bank	—		—	—	—
Societe Generale	3,286	*	—	—	3,286
	$3,286		$—	$—	$3,286

*	Amount represents gross receivable/payable due from/to counterparty relating to a swap that reset on June 30, 2015.

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds did not have withholding taxes on foreign dividends for the year ended June 30, 2015.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust. The Funds’ income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended June 30, 2015, related to uncertain tax positions taken on the returns filed for the open tax years 2012-2014 for the Giralda Fund and 2014 for the Risk-Managed Growth Fund, or expected to be taken in both Funds’ 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions’ where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid semi-annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Trust on behalf of the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by Giralda Advisors, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Funds. For the year ended June 30, 2015, the Adviser earned advisory fees for the Giralda Fund and Risk-Managed Growth Fund of $2,415,684 and $170,969, respectively.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) at least until October 31, 2015, so that the total annual operating expenses of the Funds do not exceed 0.80% and 1.30% (the “expense limitation”) of the average daily net assets of the Giralda Fund’s Manager Class and Risk-Managed Growth Fund’s Class I shares, respectively (the “Waiver

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Agreement”). In addition to the Waiver Agreement, the Adviser had voluntarily agreed to waive its management fee for services rendered to the Giralda Fund’s Manager Class through March 1, 2015. Since March 2, 2015, the Adviser has contractually agreed to waive 0.50% of its management fee at least until October 31, 2015. For the year ended June 30, 2015, the Adviser waived fees or reimbursed expenses for Giralda Fund and Risk-Managed Growth Fund in the amount of $2,048,388 and $61,449, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived, except any voluntary advisory fee waiver for the Manager Class of Giralda Fund may not be recouped. As of June 30, 2015, $69,118 of fee waivers or expense reimbursements was subject to recapture by the Adviser from the Risk- Managed Growth Fund of which $7,669 expires in June 30, 2017 and $61,449 expires in June 30, 2018.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”).

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2015, amounted to $58,964,430 and $118,882,633, respectively, for Giralda Fund and $22,910,828 and $11,691,071, respectively for Risk-Managed Growth Fund.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 60 days. The redemption fee is paid directly to the Funds. For the year ended June 30, 2015, the Giralda Fund and Risk-Managed Growth Fund assessed $113 and $470, respectively, in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended June 30, 2015 was as follows:

	Ordinary	Long-Term	Return
	Income	Capital Gains	Of Capital	Total
Giralda Fund	$1,705,640	$2,157,734	$—	$3,863,374
Risk Managed Growth Fund	89,924	—	44,867	134,791

The Funds had no distributions for the period ended June 30, 2014.

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	and	Appreciation/	Accumulated
	Income	Capital Gains	Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits
Giralda Fund	$—	$15,212,332	$—	$—	$61,663,286	$76,875,618
Risk Managed Growth Fund	—	—	(181,112)	(187,093)	1,052,933	684,728

The difference between book basis and tax basis unrealized appreciation, accumulated net income (loss) and accumulated net realized gain (loss) from security transactions and swap contracts is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open swap contracts.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October Losses
Giralda Fund	$—
Risk Managed Growth Fund	187,093

At June 30, 2015, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carry forwards utilized in the current year as follows:

	Non-Expiring			CLCF
	Short-Term	Long-Term	Total	Utilized
Giralda Fund	$—	$—	$—	$955,389
Risk Managed Growth Fund	181,112	—	181,112	—

Permanent book and tax differences, primarily attributable to tax adjustments for swaps and the reclassification of Fund distributions, resulted in reclassification for the year ended June 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Giralda Fund	$—	$(17,116)	$17,116
Risk Managed Growth Fund	—	(64,457)	64,457

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Giralda Fund and Giralda Risk-Managed Growth Fund
and Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Giralda Fund and Giralda Risk-Managed Growth Fund (the “Funds”), each a series of Northern Lights Fund Trust, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Giralda Fund and Giralda Risk-Managed Growth Fund as of June 30, 2015, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

August 27, 2015

Giralda Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
June 30, 2015

As a shareholder of the Funds you incur (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period from January 1, 2015 through June 30, 2015.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account	Account	Paid	Account	Account	Paid	Annualized
	Value	Value	During	Value	Value	During	Expense
	1/1/15	6/30/15	Period*	1/1/15	6/30/15	Period*	Ratio

The Giralda Fund – Manager Class	$1,000.00	$1,016.60	$2.67	$1,000.00	$1,022.15	$2.67	0.53%
Giralda Risk-Managed Growth Fund – Class I	$1,000.00	$1,010.20	$6.48	$1,000.00	$1,018.35	$6.51	1.30%

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the period ended June 30, 2015).

Giralda Funds

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

			Number of
			Portfolios
			in Fund
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	101	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)

Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	101	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	101	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010); Greenwich Advisers Trust (2007-February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	101	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	133	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	133	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

6/30/15 – NLFT_v4

Giralda Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 -2012); Formerly President and Manager, Blu Giant, LLC (2004 -2011).	101	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, (2004 -2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 -2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 -2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-GIRALDA.

6/30/15 – NLFT_v4

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent year ending June 30 as well as a description of the policies and procedures that each Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855 -GIRALDA or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N- Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-GIRALDA.

Investment Adviser

Giralda Advisors, LLC

230 Park Avenue, Suite 1160

New York, NY 10169

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $30,000
2014 – $21,000

(b)	Audit-Related Fees
2015 – None
2014 – None

(c)	Tax Fees

2015 – $5,000

2014 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $5,000
2014 - $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/8/15

By (Signature and Title)

/s/Kevin Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 9/8/15